EXHIBIT 21

SUBSIDIARIES

      Johnson & Johnson, a New Jersey corporation, had the domestic and international subsidiaries shown below as of January 1, 2006. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson has no parent.

Jurisdiction of
Name of Subsidiary	Organization

U.S. Subsidiaries:
Advanced Sterilization Products Services Inc.	New Jersey
ALZA Corporation	Delaware
ALZA Land Management, Inc.	Delaware
Biosense Webster, Inc.	California
Centocor Biologics, LLC	Pennsylvania
Centocor, Inc.	Pennsylvania
Centocor Research & Development, Inc.	Pennsylvania
Closure Medical Corporation	Delaware
CNA Development LLC	Delaware
Codman & Shurtleff, Inc.	New Jersey
Cordis Corporation	Florida
Cordis Development Corporation	Florida
Cordis International Corporation	Delaware
Cordis LLC	Delaware
Cordis Neurovascular, Inc.	Florida
DePuy Disc, Inc.	Delaware
DePuy, Inc.	Delaware
DePuy Mitek, Inc.	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, Inc.	Ohio
DePuy Spine Sales Limited Partnership	Massachusetts
Diabetes Diagnostics, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC.	Delaware
Ethicon Endo-Surgery Services, L.P.	Texas
Ethicon, Inc.	New Jersey
Ethicon LLC	Delaware
Global Biologics Supply Chain, LLC	Pennsylvania
GynoPharma Inc.	Delaware
ISO Holding Corp.	Delaware
J&J Holdings (Nevada), Inc.	Nevada
Janssen Finance Company	Florida
Janssen Inc.	Delaware
Janssen Ortho LLC	Delaware
Janssen L.P.	New Jersey
JJHC, LLC	Delaware
Johnson & Johnson Baby Products, Inc.	Delaware

Jurisdiction of
Name of Subsidiary	Organization

Johnson & Johnson Consumer Companies, Inc.	New Jersey
Johnson & Johnson Development Corporation	New Jersey
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson • Merck Consumer Pharmaceuticals Co.	New Jersey
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Pharmaceutical Research & Development, L.L.C.	New Jersey
Johnson & Johnson Pharmaceutical Services, LLC	New Jersey
Johnson & Johnson Pharmaceutical Trading Co., Inc.	Delaware
Johnson & Johnson Professional Co. (P.R.) Inc.	Delaware
Johnson & Johnson Sales and Logistics Company, LLC	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
Joint Medical Products Corporation	Delaware
LifeScan, Inc.	California
LifeScan LLC	Delaware
McNeil Healthcare LLC	Delaware
McNeil Nutritionals, LLC	Delaware
McNEIL-PPC, Inc.	New Jersey
Middlesex Assurance Company Limited	Vermont
Neutrogena Corporation	Delaware
Nitinol Development Corporation	California
Noramco, Inc.	Georgia
OMJ Pharmaceuticals, Inc.	Delaware
OraPharma, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho Biotech Clinical Affairs, LLC	New Jersey
Ortho Biotech Holding Corp.	Delaware
Ortho Biotech Inc.	New Jersey
Ortho Biotech Products, L.P.	New Jersey
Ortho-Clinical Diagnostics, Inc.	New York
Ortho-McNeil Finance Co.	Florida
Ortho-McNeil, Inc.	New Jersey
Ortho-McNeil Neurologics, Inc.	New Jersey
Ortho-McNeil Pharmaceutical, Inc.	Delaware
Rutan Realty LLC	New Jersey
Scios Inc.	Delaware
TERAMed Corporation	Delaware
Therapeutic Discovery Corporation	Delaware
The Tylenol Company	New Jersey
TransForm Pharmaceuticals, Inc.	Delaware
Winthorpe & Valentine, Inc.	Delaware

Jurisdiction of
Name of Subsidiary	Organization

International Subsidiaries:
ALZA Ireland Limited	Ireland
Apsis S.A.S.	France
Centocor Biologics (Ireland) Limited	Ireland
Centocor B.V.	Netherlands
Cilag Advanced Technologies GmbH	Switzerland
Cilag AG	Switzerland
Cilag de Mexico, S. de R.L. de C.V.	Mexico
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Codman Sarl	Switzerland
Cordis Europa N.V.	Netherlands
Cordis Medizinische Apparate GmbH	Germany
Cordis S.A.S.	France
DePuy Ace Sarl	Switzerland
DePuy France S.A.S.	France
DePuy International Limited	United Kingdom
DePuy International (Holdings) Limited	United Kingdom
DePuy (Ireland) Limited	Ireland
DePuy Mitek Sarl	Switzerland
DePuy Orthopadie GmbH	Germany
DePuy Orthopedie S.A.S.	France
DePuy Spine Sarl	Switzerland
DePuy UK Holdings Limited	United Kingdom
Drumbeat Limited	Ireland
Ethicon GmbH	Germany
Ethicon Ireland Limited	Ireland
Ethicon Sarl	Scotland
Ethicon SAS	France
Ethnor (Proprietary) Limited	South Africa
Greiter AG	Switzerland
Greiter (International) AG	Switzerland
High Wycombe Property Management Limited	United Kingdom
Janssen Animal Health BVBA	Belgium
Janssen-Cilag A/S	Norway
Janssen-Cilag AB	Sweden
Janssen-Cilag AG	Switzerland
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag Farmaceutica, Lda.	Portugal
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag GmbH	Germany
Janssen-Cilag Ltd.	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Pharma GmbH	Austria

Jurisdiction of
Name of Subsidiary	Organization

Janssen-Cilag Polska, Sp. z o.o	Poland
Janssen-Cilag Pty. Ltd.	Australia
Janssen-Cilag S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
Janssen-Cilag S.A.S.	France
Janssen-Cilag S.p.A.	Italy
Janssen Korea, Ltd.	Korea
Janssen-Ortho Inc.	Canada
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutica (Pty) Limited	South Africa
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutical Limited	Ireland
J.C. General Services CVBA	Belgium
J-C Healthcare Ltd.	Israel
JHC Nederland B.V.	Netherlands
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson (China) Investment Co., Ltd.	China
Johnson & Johnson (China) Ltd.	China
Johnson & Johnson Comercio E Distribuicao Ltda.	Brazil
Johnson & Johnson Consumer France SAS	France
Johnson & Johnson Consumer (Hong Kong) Limited	Hong Kong
Johnson & Johnson de Argentina, S.A.C.e I.	Argentina
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Venezuela, S.A.	Venezuela
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson (Egypt) S.A.E.	Egypt
Johnson & Johnson Finance Limited	England
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings G.m.b.H	Germany
Johnson & Johnson Hellas S.A.	Greece
Johnson & Johnson Holding AB	Sweden
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson (Hong Kong) Limited	Hong Kong
Johnson & Johnson Inc.	Canada
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson Kft.	Hungary
Johnson & Johnson K.K.	Japan
Johnson & Johnson Korea, Ltd.	Korea
Johnson & Johnson Limitada	Portugal
Johnson & Johnson Limited	India
Johnson & Johnson Management Limited	England

Jurisdiction of
Name of Subsidiary	Organization

Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical Holding S.p.A.	Italy
Johnson & Johnson Medical Korea Limited	Korea
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical (Pty) Limited	South Africa
Johnson & Johnson Medical Pty. Limited	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson • Merck Consumer Pharmaceuticals of Canada	Canada
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson Pakistan (Private) Limited	Pakistan
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson Poland Sp. z o.o	Poland
Johnson & Johnson Produtos Profissionais Ltda.	Brazil
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson Research Pty. Ltd.	Australia
Johnson & Johnson S.A.	Spain
Johnson & Johnson, S.A. de C.V.	Mexico
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson S.p.A	Italy
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson Vision Care (Ireland) Limited	Ireland
Laboratoires Polive S.N.C.	France
Latam Properties Holdings	Ireland
Lifescan Canada Ltd.	Canada
Lifescan Scotland Ltd.	Scotland
McNeil GmbH & Co. oHG	Germany
McNeil Iberica S.L.U.	Spain
McNEIL PDI Inc.	Canada
McNeil SAS	France
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
OMJ Ireland Limited	Ireland
OMJ Manufacturing Limited	Ireland
Ortho-Clinical Diagnostics	United Kingdom
Ortho-Clinical Diagnostics GmbH	Germany

Jurisdiction of
Name of Subsidiary	Organization

Ortho-Clinical Diagnostics K.K.	Japan
Ortho-Clinical Diagnostics NV	Belgium
Ortho-Clinical Diagnostics S.A.S.	France
P.T. Johnson & Johnson Indonesia	Indonesia
Shanghai Johnson & Johnson Pharmaceuticals, Ltd.	China
Tasmanian Alkaloids Pty. Ltd.	Australia
Tibotec BVBA	Belgium
Tibotec Pharmaceuticals Ltd.	Ireland
Tibotec-Virco Comm. VA	Belgium
Turnbuckle Investment Company	Ireland
Vania Expansion, S.N.C.	France
Xian-Janssen Pharmaceutical Ltd.	China